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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 28, 2005
                Date of Report (Date of Earliest Event Reported):

                                  ABAXIS, INC.
             (Exact name of registrant as specified in its charter)

           CALIFORNIA                    000-19720                77-0213001
(State or other Jurisdiction of   (Commission File Number)    (I.R.S. Employer)
         Incorporation)                                      Identification No.)

                                3240 WHIPPLE ROAD
                              UNION CITY, CA 94587
          (Address of principal executive offices, including zip code)

                                 (510) 675-6500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On April 28, 2005, Abaxis, Inc. announced its financial results for the fourth quarter and the fiscal year ended March 31, 2005 and certain other information. A copy of Abaxis' press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1.

        The earnings release presents Abaxis' income from operations and net income attributable to common shareholders. To supplement the financial statements presented in accordance with GAAP, Abaxis uses non-GAAP measures of operating income per share on a pro forma basis and net income per share on a pro forma basis to exclude a one-time income tax benefit in the fiscal quarter ended March 31, 2004, certain interest and other income and expense, preferred dividends, and income tax provision, which are not a measurement of performance under accounting principles generally accepted in the United States of America. Management uses these measures in comparing Abaxis' historical performance and believes that these measures provide meaningful and comparable information to management and investors to assist in their review of Abaxis' performance relative to prior periods and its competitors.

        The earnings release includes schedules that reconciles Abaxis' statement of operations prepared in accordance with generally accepted accounting principles to its results on a pro forma basis for the three- and twelve-month periods ended March 31, 2005 and 2004.

        The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

      (C)      EXHIBITS.

      The following exhibit is furnished with this report on Form 8-K:

      Exhibit No.       Description
      -----------       -----------------------------------------------------
      99.1              Press release dated April 28, 2005 (furnished pursuant
                        to Item 2.02).

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 28, 2005

                                     ABAXIS, INC.


                                     By: /s/ Alberto Santa Ines
                                         ---------------------------------------
                                         Alberto Santa Ines
                                         Vice President, Finance and
                                         Chief Financial Officer

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                                  ABAXIS, INC.

                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------------------------------
99.1              Press release dated April 28, 2005.

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